                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                            [ ]
Filed by a Party other than the Registrant         [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        Planet Polymer Technologies, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

        --------------------------------------------------------------------

    2.  Aggregate number of securities to which transaction applies:

        --------------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        --------------------------------------------------------------------

    4.  Proposed maximum aggregate value of transaction:

        --------------------------------------------------------------------

    5.  Total fee paid:

        --------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

        --------------------------------------------------------------------

    2.  Form, Schedule or Registration Statement No.:

        --------------------------------------------------------------------

    3.  Filing Party:

        --------------------------------------------------------------------

    4.  Date Filed:

        --------------------------------------------------------------------

                        PLANET POLYMER TECHNOLOGIES, INC.
                        9985 BUSINESSPARK AVENUE, SUITE A
                           SAN DIEGO, CALIFORNIA 92131

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON THURSDAY, MAY 22, 1997


TO THE SHAREHOLDERS OF PLANET POLYMER TECHNOLOGIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Planet Polymer Technologies, Inc., a California corporation (the "Company"), will be held on Thursday, May 22, 1997, at 10:00 a.m., local time, at the San Diego Marriott Hotel & Marina, located at 333 West Harbor Drive, San Diego, California, 92101 for the following purpose:

        1. To elect Directors to serve for the ensuing year and until their successors are elected.

        2. To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company for its fiscal year ending December 31, 1997.

        3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on April 25, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                             By Order of the Board of Directors


                                             REBECCA A. PETCAVICH
                                             Secretary

San Diego, California
May 1, 1997



--------------------------------------------------------------------------------
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.
--------------------------------------------------------------------------------

                        PLANET POLYMER TECHNOLOGIES, INC.
                        9985 BUSINESSPARK AVENUE, SUITE A
                           SAN DIEGO, CALIFORNIA 92131

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 22, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of Planet Polymer Technologies, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, May 22, 1997 at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the San Diego Marriott Hotel & Marina, located at 333 West Harbor Drive, San Diego, California, 92101. The Company intends to mail this proxy statement and accompanying proxy card on or about May 1, 1997, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

        The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by Directors, officers or other regular employees of the Company. No additional compensation will be paid to Directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of Common Stock at the close of business on April 25, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 25, 1997 the Company had outstanding and entitled to vote 5,271,270 shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 9985 Businesspark Avenue, Suite A, San Diego, California 92131, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

        Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must have been received by the Company not later than December 31, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        There are three nominees for the three Board positions presently authorized by the Company's Bylaws. Each Director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such Director's earlier death, resignation or removal. All of the nominees listed below are currently Directors of the Company. All of the nominees listed below were elected by the shareholders.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

        Under California law and the Company's Bylaws, the Company's shareholders are entitled to cumulative voting with respect to the election of Directors, i.e., each shareholder entitled to vote for the election of Directors may cast a total number of votes equal to the number of Directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, and may cast said total of votes for one or more candidates in such proportions as such person thinks fit. However, no shareholder shall be entitled to so cumulate such shareholder's votes unless the candidates for which such shareholder is voting have been placed in nomination prior to the voting, and the shareholder, or any other shareholder, has given notice at the meeting, prior to the vote, of the intention to cumulate votes. Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant proxyholders discretionary authority to cumulate votes.

        In any election of Directors, the nominees receiving the highest number of votes, up to the number of Directors to be elected, are elected.

NOMINEES

        The names of the nominees and certain information about them are set forth below:

          NAME                         AGE     PRINCIPAL OCCUPATION
          ----                         ---     --------------------
      Robert J. Petcavich, Ph.D.       42      Chairman of the Board of
                                               Directors, President and
                                               Chief Executive Officer
                                               of the Company

      Michael V. Pundeff(1)            42      Attorney

      Michael M.  Coleman,  Ph.D.(1)   59      Professor of Polymer Science

-----------------
        (1) Member of the Compensation Committee of the Board of Directors. Brian To, a former Director of the Company, was a member of the Compensation Committee until April 1997.

        Dr. Petcavich is the founder of the Company and has been Chairman since August 1991. He currently is Chairman of the Board, President and Chief Executive Officer of the Company. In 1988, Dr. Petcavich founded AlphaScribe Express Inc., an electronic medical records company, where he served as Chief Executive Officer until

September 1995. He also served as Vice President Corporate Staff at Deposition Technologies Inc., a high technology polymer materials manufacturer (now a subsidiary of Material Sciences Corporation), from 1986 until 1988. Dr. Petcavich is the inventor of fifteen issued United States patents. Dr. Petcavich has a Ph.D. in Polymer Science, a Master of Science degree in Solid State Science, and a Bachelor of Science degree in Chemistry from Pennsylvania State University, and has completed an executive management program (PMD) at the Harvard University Graduate School of Business.

        Mr. Pundeff has been a Director of the Company since April 1996. He is a senior trial attorney with the San Diego law firm of Robbins & Keehn, where he has practiced since 1983. Mr. Pundeff received a J.D. from the University of San Diego in 1981, a Masters of Arts from the University of California Los Angeles in 1978 and a Bachelor of Arts from the University of California Santa Barbara in 1976. Mr. Pundeff's duties as a Director do not include the providing of professional legal services; such services will continue to be performed by the Company's independent legal counsel.

        Dr. Coleman has been a Director of the Company since April 1996. He has been a Professor of Polymer Science at Pennsylvania State University since 1982. From 1983 to 1991, Dr. Coleman was the head of the Department of Materials Science and Engineering at Pennsylvania State University. Dr. Coleman received a Ph.D. and a Master of Science degree in Macromolecular Science from Case Western Reserve University, Cleveland, Ohio, in 1973 and 1971, respectively. He also holds a B.Sc. degree in Polymer Science from Borough Polytechnic, London.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE.


BOARD COMMITTEES AND MEETINGS

During the fiscal year ended December 31, 1996, the Board of Directors held 3 meetings. The Board of Directors has established a Compensation Committee, which is responsible for reviewing the compensation and benefits of the Company's executive officers, making recommendations to the Board of Directors concerning the compensation and benefits of the Company's executive officers and administering the Company's 1995 Stock Option Plan. During the fiscal year ended December 31, 1996, the Compensation Committee held 3 meetings. The Company does not currently have an audit or nominating committee.

During the fiscal year ended December 31, 1996, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served held during the period for which he was a director or committee member, respectively.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                                   PROPOSAL 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1997, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Coopers & Lybrand L.L.P. has audited the Company's financial statements since its inception in 1991. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Shareholder ratification of the selection of Coopers & Lybrand L.L.P. as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Coopers & Lybrand L.L.P. to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

        The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of Coopers & Lybrand L.L.P.


        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.



                             ADDITIONAL INFORMATION

MANAGEMENT

        Set forth below is information regarding executive officers and key employees of the Company.

            NAME                        AGE                           POSITION
            ----                        ---                           --------
Executive Officer
Robert J. Petcavich, Ph.D.              42           Chairman of the Board, Chief Executive
                                                     Officer, President and Acting Chief
                                                     Financial Officer

Key Employee
Xiaoming Yang, Ph.D.                    36           Chief Scientist



        Biographical information about Dr. Petcavich is set forth under Proposal 1 above.

        Xiaoming Yang has been Chief Scientist for the Company since January 1995. Prior to joining the Company, Dr. Yang acted as a consultant in the polymer industry from October until December 1994. Dr. Yang was a visiting scientist at Pennsylvania State University from May 1990 to December 1992. Dr. Yang served as an engineer at Chengdu National Biochemical Products Manufactory from January 1989 to April 1990. Dr. Yang has a Ph.D. in Materials Science and Engineering from Pennsylvania State University, and a Master of Science degree in Polymer Engineering and a Bachelor of Science degree in Chemistry from Chengdu University of Science and Technology, China.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 31,1997 by: (i) each nominee for Director; (ii) the Named Executive Officer; (iii) all executive officers and Directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                          BENEFICIAL OWNERSHIP(1)
                                                     -----------------------------------
                                                      NUMBER OF               PERCENT OF
BENEFICIAL OWNER                                        SHARES                   TOTAL
----------------                                      ---------               ----------
Robert J. Petcavich, Ph.D.(2)                        1,031,281                 19.0%
   9985 Businesspark Avenue, Suite A
   San Diego, CA  92131


Rebecca A. Petcavich(3)                                864,599                 16.0%
   9985 Businesspark Avenue, Suite A
   San Diego, CA  92131


Brian To(4)                                             527,111                  9.8%
   Tarrenz, Inc.
   201 Harrison St., #607
   San Francisco, CA  94105


Richard S. Wright(5)                                   448,721                  8.5%
   865 Laurel Street, 2nd Floor
   San Carlos, CA 94070


Michael V. Pundeff                                        6,349                     *
   2400 Union Bank Building
   530 B Street
   San Diego, CA  92101


Michael M. Coleman, Ph.D.                                 2,000                     *
   Department of Materials Science
   Pennsylvania State University
   University Park, PA  16802


All executive officers and Directors as a             1,566,741                 28.0%
group (6) (4 persons)




----------------
*       Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 5,271,270 shares outstanding on March 31, 1997, adjusted as required by rules promulgated by the SEC.

(2) Includes 160,682 shares subject to options exercisable within 60 days of March 31, 1997.

(3) Includes 146,000 shares subject to options exercisable within 60 days of March 31, 1997.

(4) Includes 66,137 shares subject to options exercisable within 60 days of March 31, 1997. Also included are 66,120 shares issuable upon exercise of options exercisable by Tarrenz, Inc. within 60 days of March 31,



        1997, and 72,124 shares held in the name of Tarrenz, Inc. Mr. To is the Managing Director and a principal shareholder of Tarrenz, Inc., and disclaims beneficial ownership of such shares except to the extent of his beneficial interest therein.

(5) Includes 30,955 shares issuable upon exercise of options exercisable within 60 days of March 31, 1997. Also included are 1,223 shares held by Mr. Wright's wife as separate property. Mr. Wright disclaims any beneficial ownership of such shares.

(6) Includes 292,939 shares subject to options exercisable within 60 days of March 31, 1997.



                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        In the fiscal year ended December 31, 1996, each Director received a monthly Director's fee of $1,000 for attendance at regularly scheduled Board meetings. This resulted in an aggregate compensation amount of $46,000 being paid by the Company to its Directors. In fiscal year 1997, each Director will receive a monthly Director's fee of $1,000 for attendance at regularly scheduled Board meetings. Directors are also reimbursed for expenses incurred in connection with attendance at Board meetings.

       Directors are eligible for grants of options under the Company's 1995 Stock Option Plan. See "Stock Option Grants and Exercises" below for a description of the Option Plan. During 1996, including options granted to the Chief Executive Officer of the Company, options to purchase an aggregate of 191,620 shares of the Company's Common Stock were granted to the Company's Directors or to entities affiliated with the Company's Directors.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table sets forth, for the fiscal years ended December 31, 1996, 1995, and 1994 certain compensation awarded or paid to, or earned by the Company's Chief Executive Officer. No other executive officer's total annual salary and bonus for services to the Company exceeded $100,000 in the fiscal year ended December 31, 1996.


                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                     ANNUAL COMPENSATION               COMPENSATION
                                           -------------------------------------     -----------------
                                                                    OTHER ANNUAL     SHARES UNDERLYING      ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR        SALARY     BONUS      COMPENSATION(1)        OPTIONS          COMPENSATION
-----------------------------    ----        ------    ------     ----------------   -----------------     -------------
Robert J. Petcavich              1996     $186,999      $15,584        $73,157           121,000(2)       $79,995(3)
Chairman of the Board,           1995     $114,958        $0           $52,613               0            $201,084(4)
President and Chief              1994     $ 96,000        $0             $0               39,682(5)            $0
Executive  Officer

------------------

(1) Includes (i) $12,000 paid as Directors fees during each of 1995 and 1996, (ii) $4,529 and $11,157 paid as reimbursement for automobile expenses during 1995 and 1996, respectively, and (iii) $35,000 and $50,000 paid as consulting fee during 1995 and 1996, respectively.

(2) Represents an option granted on January 31, 1996. This option was fully vested at the time of grant and has an exercise price of $8.125 per share.

(3) Includes (i) $50,000 in the Company under a term life insurance policy insuring Dr. Petcavich and (iii) $28,769 in back vacation pay paid during 1996.

(4) Includes (i) $200,000 accrued pursuant to an agreement between the Company and Dr. Petcavich whereby Dr. Petcavich assigned all of his rights in all technology and trademarks related to the Company's business (See "Certain Relationships and Related Transactions") and
          (ii) $1,084 in insurance premiums paid by the Company under a term life insurance policy insuring Dr. Petcavich.

(5) Represents an option granted on September 19, 1994. This option was fully vested at the time of grant and has an exercise price of $3.78 per share.

STOCK OPTION GRANTS AND EXERCISES

        The Company's executive officers are eligible for grants of options under the Company's 1995 Stock Option Plan (the "Option Plan"). As of March 31, 1996, options to purchase a total of 442,620 shares were outstanding under the Option Plan and options to purchase 57,380 shares remained available for grant thereunder.

        The purposes of the Option Plan are to attract and retain qualified personnel, to provide additional incentives to employees, officers, directors and consultants of the Company and to promote the success of the Company's business. Pursuant to the Option Plan, the Company may grant or issue incentive stock options and nonstatutory stock options to eligible participants (provided that incentive stock options may only be granted to employees of the Company). Option grants under the Option Plan are discretionary. Options granted under the Option Plan are subject to vesting as determined by the Board, provided that the option vests as to at least twenty percent (20%) of the shares subject to the option per year. The maximum term of a stock option under the Option Plan is ten years, but if the optionee at the time of grant has voting power over more than 10% of the Company's outstanding capital stock, the maximum term is five years. If an optionee terminates his or her service to the Company, such optionee may exercise only those option shares vested as of the date of termination, and must effect such exercise within the period of time after termination set forth in the optionee's option. The exercise price of incentive stock options granted under the Option Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant. The exercise price of nonstatutory stock options granted under the Option Plan may not be less than 85% of the fair market value of the Common Stock of the Company on the date of the grant. The exercise price of options granted to an optionee who owns stock possessing more than 10% of the voting power of the Company's outstanding capital stock must equal at least 110% of the fair market value of the Common Stock on the date of grant. Payment of the exercise price may be made in cash, by delivery of other shares of the Company's Common Stock or by any other form of legal consideration that may be acceptable to the Board.

        The following table sets forth certain information regarding options granted by the Company during fiscal year ended December 31, 1996 to the Company's Chief Executive Officer:

                             OPTIONS GRANTED IN FISCAL YEAR 1996

                                 % OF TOTAL
                                  NUMBER OF
                                  SECURITIES       OPTIONS GRANTED
                                 UNDERLYING       TO EMPLOYEES IN      EXERCISE PRICE     EXPIRATION
NAME                           OPTIONS GRANTED      FISCAL YEAR           ($/SH)             DATE
---------------------------  ---------------------  --------------  -------------------  ----------------
Robert J. Petcavich                 121,000             38%             $8.125              1/30/01

        The following table sets forth information with respect to the number of securities underlying unexercised options held by the Chief Executive Officer as of December 31, 1996 and the value of unexercised in-the-money options (i.e., options for which the current fair market value of the Common Stock underlying such options exceeds the exercise price):

 AGGREGATED OPTION EXERCISES LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                       SHARES                UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                      ACQUIRED              OPTIONS AT FISCAL                FISCAL YEAR
                         ON        VALUE           YEAR END                   END($)(1)
NAME                 EXERCISE(#)  REALIZED  EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------   ----------   --------  -----------  -------------  -----------  --------------
Robert J. Petcavich      -0-        -0-      160,682         ---           ---          ---

----------------------------


(1) Calculated based on the estimated fair market value of the Company's Common Stock as of December 31, 1996, less the exercise price payable upon the exercise of such options. Such estimated fair market value as of December 31, 1996 was $4.00, the last price posted at the close of trading on December 31, 1996. Because the value of unexercised in-the-money options at December 31, 1996 was less than zero in all cases, no amount is shown.

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

        In January 1996, the Company entered into a three year employment agreement with Dr. Petcavich. The agreement provides, among other things, for the payment to Dr. Petcavich of an annual salary of $189,000 and the reimbursement of certain business expenses. During the term of the agreement, if Dr. Petcavich's employment is terminated (i) by the Company without cause or as a result of a Change in Control (as defined in the agreement), or (ii) by Dr. Petcavich within three (3) months following a Constructive Termination (also as defined in the agreement), Dr. Petcavich will be entitled to receive a severance payment equal to twice his then effective annual salary. If, during the term of the agreement, Dr. Petcavich's employment is terminated as a result of death or disability, Dr. Petcavich's estate or personal representative will be entitled to receive an amount equal to Dr. Petcavich's then effective annual salary.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In May 1995, the Company and Dr. Petcavich entered into an agreement whereby Dr. Petcavich assigned all of his rights in all technology and trademarks related to the Company's business in exchange for $200,000.

        During the fiscal year ended December 31, 1995, the Company paid Richard
S. Wright $35,000 for consulting services rendered. During the fiscal year ended December 31, 1995, the Company also paid $23,710 to an accounting firm of which Mr. Wright is a partner. At the time of such transactions, Mr. Wright was a Director and executive officer of the Company and a beneficial owner of more than 5% of the Company's Common Stock.

        In January 1996, the Company entered into a three year employment agreement with Dr. Petcavich. This agreement provides for, among other things, the payment to Dr. Petcavich of an annual salary of $189,000 and the reimbursement of certain business expenses. The agreement also provides for severance payments if Dr. Petcavich's services are terminated without cause during the term of the agreement. See "Employment Agreements and Change in Control Arrangements."

        In addition to the amounts paid pursuant to his Employment Agreement, during the fiscal years ended December 31, 1995 and 1996, the Company paid Dr. Petcavich an aggregate of $35,000 and $50,000, respectively, for consulting services rendered to the Company.

        During the fiscal year ended December 31, 1995, the Company paid Tarrenz, Inc. ("Tarrenz") an aggregate of $582,749 for consulting services rendered, and reimbursed Tarrenz for an aggregate of $125,600 in expenses incurred in connection with the provision of such services. Mr. Brian To is the Managing Director and a principal shareholder of Tarrenz. In October 1995, the Company purchased an automobile from Mr. To for $11,000. At the time of such transactions, Mr. To was a Director of the Company and a beneficial owner of more than 5% of the Company's Common Stock.

        In January 1996, the Company entered into a three-year consulting agreement with Tarrenz (the "Tarrenz Agreement"). The Tarrenz Agreement provided for, among other things, payment to Tarrenz of annual consultant compensation in the amount of $189,000 and the reimbursement of certain business expenses. During the fiscal year ended December 31, 1996, the Company paid Tarrenz an aggregate of $241,819 for services rendered pursuant to the Tarrenz Agreement, and reimbursed Tarrenz for an aggregate of $120,800 in expenses incurred by Tarrenz in connection with the provision of such services. On January 31, 1996, the Company granted Tarrenz a nonstatutory stock option to purchase 66,120 shares of the Common Stock of the Company for an exercise price of $8.125 per share. Such option was fully vested upon the date of grant and expires on January 30, 2004. At the time of such transactions, Mr. To, the Managing Director and a principle shareholder of Tarrenz, was a Director of the Company and a beneficial owner of more than 5% of the Company's Common Stock. As allowed by its provisions, the Tarrenz Agreement was terminated by Tarrenz in April 1997.

        During the fiscal years ended December 31, 1995 and 1996, the Company paid Othos Design Limited, Inc. ("Othos") an aggregate of $59,235 and $75,100, respectively, for consulting services rendered and reimbursed Othos for an aggregate of $11,435 and $18,913, respectively, in expenses incurred by Othos in connection with the provision of such services. Mr. Alan To, the brother of Brian To, is a principal shareholder of Othos. On October 23, 1995, the Company granted Alan To a nonstatutory stock option to purchase 25,000 shares of the Common Stock of the Company for an exercise price of $3.875. Such option was fully vested upon the date of grant and expires on October 22, 2005.

        During the fiscal years ended December 31, 1995 and 1996, each Director of the Company was paid a monthly fee of $1,000. This resulted in an aggregate compensation amount of $36,000 and $46,000, respectively, being paid by the Company to its Directors during the fiscal years ended December 31, 1995 and 1996.

        On January 31, 1996, the Company granted nonstatutory stock options to purchase 4,500, 121,000 and 121,000 shares of the Company's Common Stock to Richard S. Wright, Dr. Petcavich and Rebecca A. Petcavich, respectively. At the time of such grants, Mr. Wright was a Director and executive officer of the Company and a beneficial owner of more than 5% of the Company's Common Stock and Ms. Petcavich was a beneficial owner of more than 5% of the Company's Common Stock.


                                  OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors


                                              REBECCA A. PETCAVICH
                                              Secretary

May 1, 1997

PROXY                  PLANET POLYMER TECHNOLOGIES, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 1997

    The undersigned shareholder of Planet Polymer Technologies, Inc., a California corporation, hereby acknowledges the receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement with respect to the Annual Meeting of Shareholders of Planet Polymer Technologies, Inc. to be held at the San Diego Marriot Hotel & Marina, located at 333 West Harbor Drive, San Diego, California 92101, on Thursday, May 22, 1997, at 10:00 a.m., local time, and hereby appoints ROBERT J. PETCAVICH and MICHAEL V. PUNDEFF, and each of them, as attorneys and proxies of the undersigned, each with full power of substitution, to vote all of the shares of stock of PLANET POLYMER TECHNOLOGIES, INC. which the undersigned may be entitled to vote at such meeting, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

PROPOSAL 1:  To elect directors to hold office until the next Annual Meeting of
             Shareholders and until their successors are elected.

[ ]  FOR all nominees listed below                              [ ]  WITHHOLD AUTHORITY to vote for all nominees listed
   (except as marked to the contrary below).                         below.

NOMINEES: Robert J. Petcavich, Ph.D., Michael V. Pundeff, Michael M. Coleman, Ph.D.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   (Continued and to be signed on other side)

                          (continued from other side)

PROPOSAL 2:  To ratify the selection of Coopers & Lybrand L.L.P. as independent auditors of the Company for its fiscal year ending December 31, 1997.

               [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                                    DATED

                                    --------------------------------------------

                                    --------------------------------------------
                                    Signature(s)

                                    Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.